UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21411

Eaton Vance Senior Floating-Rate Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2015

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Senior Floating-Rate Trust (EFR)

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2015

Eaton Vance

Senior Floating-Rate Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	44

Federal Tax Information	45

Annual Meeting of Shareholders	46

Dividend Reinvestment Plan	47

Management and Organization	49

Important Notices	52

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the fiscal year ended October 31, 2015, the U.S. floating-rate loan market experienced declining loan prices that partially offset interest income and thus detracted from total returns. As a result, the S&P/LSTA Leveraged Loan Index,2 a loan market barometer, returned 0.48% for the 12-month period.

The period was dominated by risk-averse sentiment among investors. Slowing growth in China, declining prices for oil and other commodities, weakness in the global economic recovery and uncertainty around the Federal Reserve’s expected rate hike all dragged on returns of most asset classes across the capital markets, including floating-rate loans.

Loan prices edged lower in the secondary market as retail investors exited loan-focused investments. Further downward pressure on loan prices came from high-yield bond funds that sold floating-rate loan holdings to cover redemptions. Meanwhile, institutional loan investors generally stayed the course, with strong demand exhibited in both collateralized loan obligations and traditional institutional channels.

Performance trends within the loan market were bifurcated in a number of ways during the period. Loans in industries affected by declining commodity prices — including oil & gas, metals & mining and utilities — were among the worst performing loans during the period. Meanwhile, investor preference for quality showcased itself in credit tier performance, with higher-quality loans generally outperforming lower-rated issues.

With the U.S. economy continuing its uneven but gradual recovery, healthy corporate fundamentals kept the default rate fairly benign during the period. The default rate, a measure of corporate health and credit risk in the market, was 1.32%, well below the market’s 10-year average of 3.16%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Senior Floating-Rate Trust (the Fund) had a total return of 0.15% at net asset value (NAV), underperforming its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which returned 0.48%. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, expenses or leverage.

For the 12-month period, BB-rated8 loans in the Index returned 3.10%, B-rated loans in the Index returned 0.62%, CCC-rated loans in the Index returned -2.75% and D-rated (defaulted) loans in the Index returned -43.48%. The negative performance of the D category was due in large part to the continued decline of the defaulted loan issued by Energy Future Holdings (“EFH”), a major Index component that defaulted during the Fund’s previous fiscal year but was not held by the Fund. Across the ratings tiers, the Fund’s overweight to higher-quality BB and B-rated loans, two ratings categories that outperformed the overall Index during the period, and underweight to poorly performing CCC and D-rated loans, helped Fund performance versus the Index. The Fund’s lack of exposure to the defaulted EFH loan was the largest individual contributor to performance versus the Index.

The Fund’s employment of investment leverage6 also contributed to relative Fund performance versus the Index, which does not employ leverage. During the 12-month period, leverage amplified both the positive coupon yield and negative price movement in the loan market; however, the positive effect of leveraged yield outweighed the negative effect of leveraged price declines, and leverage as a whole contributed to Fund performance versus the Index.

The Fund’s exposure to high-yield bonds, which are not included in the Index, also contributed to Fund performance versus the Index. Although as an asset class high-yield bonds underperformed loans during the period, security selection in the Fund’s high-yield allocation contributed to Fund performance versus the Index.

In contrast, a headwind related to issuer size detracted from Fund performance versus the Index. As the period was marked by heightened volatility and risk aversion by retail investors, more widely held and actively traded issues took the brunt of selling pressure from investors exiting the asset class. As these loans tend to be issued by the larger and more durable companies that the Fund has tended to favor, positioning in larger loans was a relative detractor to Fund performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Peter M. Campo, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	11/28/2003	0.15%	6.06%	5.09%
Fund at Market Price	—	–1.24	3.05	4.92
S&P/LSTA Leveraged Loan Index	—	0.48%	4.14%	4.61%

% Premium/Discount to NAV[4]
				–9.62%

Distributions[5]
Total Distributions per share for the period				$0.938
Distribution Rate at NAV				6.61%
Distribution Rate at Market Price				7.31%

% Total Leverage[6]
Auction Preferred Shares (APS)				15.13%
Borrowings				23.97

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Fund Profile

Top 10 Issuers (% of total investments)7

Asurion, LLC	1.2%

Community Health Systems, Inc.	1.1

Valeant Pharmaceuticals International, Inc.	1.0

First Data Corporation	1.0

Calpine Corporation	0.9

FMG Resources (August 2006) Pty. Ltd.	0.9

Intelsat Jackson Holdings S.A.	0.9

Virgin Media Investment Holdings Limited	0.8

MEG Energy Corp.	0.8

Reynolds Group Holdings, Inc.	0.8

Total	9.4%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Health Care	10.4%

Electronics/Electrical	8.2

Business Equipment and Services	6.8

Retailers (Except Food and Drug)	5.5

Chemicals and Plastics	5.1

Lodging and Casinos	4.0

Leisure Goods/Activities/Movies	3.7

Oil and Gas	3.7

Food Products	3.2

Automotive	3.2

Total	53.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments

Senior Floating-Rate Loans — 142.2%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.7%
BE Aerospace, Inc.
Term Loan, 4.00%, Maturing December 16, 2021	962	$968,549
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)	311	286,863
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)	425	340,213
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	1,808	1,666,247
TransDigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	4,189	4,143,931
Term Loan, 3.75%, Maturing June 4, 2021	1,802	1,780,464

		$9,186,267

Air Transport — 0.4%
Virgin America, Inc.
Term Loan, 4.50%, Maturing April 4, 2019	2,350	$2,005,960

		$2,005,960

Automotive — 4.9%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.94%, Maturing April 27, 2020	1,031	$1,032,761
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019	2,785	2,791,378
Chrysler Group, LLC
Term Loan, 3.50%, Maturing May 24, 2017	2,854	2,852,437
Term Loan, 3.25%, Maturing December 31, 2018	2,069	2,063,587
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021	642	637,194
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	985	984,384
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	3,876	3,553,750
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.75%, Maturing April 30, 2019	5,542	5,561,201
Horizon Global Corporation
Term Loan, 7.00%, Maturing May 11, 2022	469	457,336
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021	2,107	2,099,777
Schaeffler AG
Term Loan, 4.25%, Maturing May 15, 2020	465	467,446

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	EUR	800	$868,724
Term Loan, 4.50%, Maturing June 30, 2022		1,200	1,192,500
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		736	731,096
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021		627	625,772

			$25,919,343

Beverage and Tobacco — 0.4%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020		1,247	$1,181,703
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021		1,000	945,000

			$2,126,703

Brokerage / Securities Dealers / Investment Houses — 0.3%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022		324	$324,390
Term Loan - Second Lien, 9.75%, Maturing March 3, 2023		275	275,000
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021		790	774,200

			$1,373,590

Building and Development — 2.9%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		1,250	$1,244,034
Auction.com, LLC
Term Loan, 6.00%, Maturing May 8, 2022		1,020	1,012,226
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		613	608,289
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021		2,594	2,573,644
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021		4,477	4,223,720
Headwaters, Inc.
Term Loan, 4.50%, Maturing March 24, 2022		200	200,622
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020		922	920,556
Term Loan - Second Lien, 7.00%, Maturing March 26, 2021		1,000	1,003,125
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020		1,502	1,492,645

6	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020		975	$975,583
Summit Materials Companies I, LLC
Term Loan, 4.25%, Maturing July 17, 2022		623	623,243
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		573	572,503

			$15,450,190

Business Equipment and Services — 10.9%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		3,317	$3,235,052
AlixPartners, LLP
Term Loan, 4.50%, Maturing July 28, 2022		600	600,075
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		2,799	2,512,069
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		991	919,189
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020		811	794,489
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		1,036	1,007,312
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		414	410,774
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020		614	565,986
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		936	933,972
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		274	274,827
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		1,159	1,010,176
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020(3)		266	122,250
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020(3)		465	114,978
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		4,650	4,653,031
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		1,404	1,397,792
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020		1,615	1,611,897
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		110	107,462
Term Loan, 4.00%, Maturing November 6, 2020		979	955,654
Term Loan, 4.75%, Maturing November 6, 2020	CAD	1,347	1,005,834

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		1,863	$1,862,115
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		1,938	1,931,449
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		1,176	1,179,548
ION Trading Finance Ltd.
Term Loan, 4.25%, Maturing June 10, 2021		475	472,625
Term Loan, 4.50%, Maturing June 10, 2021	EUR	1,125	1,240,818
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		2,680	2,682,938
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		2,365	2,364,767
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		1,073	1,088,902
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		934	752,962
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018		527	524,202
Term Loan, 4.50%, Maturing April 2, 2022		672	668,939
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020		550	550,185
RCS Capital Corporation
Term Loan, 7.50%, Maturing April 29, 2019		2,315	2,199,059
Term Loan - Second Lien, 11.50%, Maturing April 29, 2021		1,000	920,000
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017		644	642,167
Term Loan - Second Lien, 8.50%, Maturing May 9, 2018		1,000	992,500
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		3,398	3,403,329
SunGard Data Systems, Inc.
Term Loan, 3.94%, Maturing February 28, 2017		887	887,485
Term Loan, 4.00%, Maturing March 8, 2020		5,622	5,625,217
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		881	879,496
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021		1,191	1,184,548
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		45	44,597
Term Loan, 4.25%, Maturing May 14, 2022		255	254,653
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		3,217	3,193,380

			$57,778,700

7	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 3.5%
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		1,087	$1,077,351
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023		2,075	2,075,649
MCC Iowa, LLC
Term Loan, 3.75%, Maturing June 30, 2021		864	860,390
Neptune Finco Corp.
Term Loan, 5.00%, Maturing October 9, 2022		3,900	3,918,038
Numericable Group SA
Term Loan, 4.00%, Maturing July 29, 2022	EUR	700	762,443
Term Loan, 4.00%, Maturing July 31, 2022		375	370,039
Numericable U.S., LLC
Term Loan, 4.50%, Maturing May 21, 2020		1,036	1,024,254
Term Loan, 4.50%, Maturing May 21, 2020		1,197	1,183,922
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		2,629	2,614,219
Term Loan, 4.25%, Maturing June 30, 2023	GBP	1,475	2,247,569
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	382	414,680
Term Loan, 3.75%, Maturing January 15, 2022	EUR	593	643,700
Term Loan, 3.75%, Maturing January 15, 2022	EUR	1,074	1,165,107

			$18,357,361

Chemicals and Plastics — 7.5%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		273	$274,021
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		142	142,177
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		301	299,611
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		3,562	3,557,721
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021		1,978	1,978,764
Chemours Company (The)
Term Loan, 3.75%, Maturing May 12, 2022		2,519	2,300,400
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 4, 2021		1,193	1,182,551
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		520	517,855
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		550	542,208
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		147	146,220

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		892	$887,390
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		2,223	2,221,717
Huntsman International, LLC
Term Loan, 3.75%, Maturing October 1, 2021		990	978,462
Ineos Finance, PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	423	455,859
Ineos Group Holdings S.A.
Term Loan, 4.00%, Maturing December 15, 2020	EUR	990	1,063,729
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		4,134	4,097,198
Term Loan, 4.25%, Maturing March 31, 2022		696	688,663
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		296	269,792
MacDermid, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		1,302	1,262,933
Term Loan, 4.75%, Maturing June 7, 2020		596	575,216
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		1,299	1,297,636
Omnova Solutions, Inc.
Term Loan, 4.25%, Maturing May 31, 2018		953	945,356
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		569	570,673
Term Loan, 5.00%, Maturing July 25, 2021	EUR	965	1,068,602
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		686	660,275
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		1,000	902,500
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		1,143	1,141,081
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		297	292,777
Term Loan, 4.50%, Maturing July 31, 2021	EUR	965	1,063,593
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		71	70,760
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		401	400,972
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		324	322,668
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing March 19, 2020		2,952	2,722,668
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		3,250	3,203,571

8	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Zep, Inc.
Term Loan, 5.75%, Maturing June 27, 2022		1,347	$1,341,575

			$39,447,194

Clothing / Textiles — 0.3%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		1,625	$1,563,047

			$1,563,047

Conglomerates — 0.7%
Bestway UK Holdco Limited
Term Loan, 5.26%, Maturing October 6, 2021	GBP	1,103	$1,701,338
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		2,806	2,174,446

			$3,875,784

Containers and Glass Products — 2.8%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		2,121	$2,105,310
Term Loan, 3.75%, Maturing January 6, 2021		612	611,864
Term Loan, 4.00%, Maturing October 1, 2022		1,125	1,128,438
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		1,489	1,491,851
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021		395	393,437
Onex Wizard Acquisition Company I S.a.r.l.
Term Loan, 4.25%, Maturing March 13, 2022	EUR	1,990	2,197,537
Onex Wizard US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022		1,219	1,220,314
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		370	367,979
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		2,770	2,777,917
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		574	571,793
Verallia
Term Loan, Maturing July 24, 2022(2)	EUR	1,650	1,822,523

			$14,688,963

Cosmetics / Toiletries — 1.7%
Coty, Inc.
Term Loan, Maturing September 24, 2022(2)		875	$879,102

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries (continued)
Galleria Co.
Term Loan, Maturing September 22, 2022(2)		1,725	$1,730,930
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022		1,575	1,543,009
Prestige Brands, Inc.
Term Loan, 3.50%, Maturing September 3, 2021		719	719,780
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		1,182	1,182,842
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		3,111	3,015,266

			$9,070,929

Drugs — 3.0%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		365	$364,814
AMAG Pharmaceuticals, Inc.
Term Loan, 4.75%, Maturing August 13, 2021		1,075	1,053,500
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		864	848,293
Term Loan, 4.50%, Maturing March 11, 2021	EUR	296	326,341
Term Loan, 4.50%, Maturing March 11, 2021	EUR	696	767,218
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022		2,625	2,587,922
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021		1,502	1,430,565
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing December 11, 2019		2,561	2,401,765
Term Loan, 3.75%, Maturing August 5, 2020		3,125	2,912,567
Term Loan, 4.00%, Maturing April 1, 2022		3,607	3,360,836

			$16,053,821

Ecological Services and Equipment — 1.1%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		3,703	$3,663,311
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		2,197	2,153,235

			$5,816,546

Electronics / Electrical — 13.2%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021		2,087	$1,523,318
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021		5,323	5,327,611

9	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021	709	$705,649
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021	347	346,067
CommScope, Inc.
Term Loan, 3.75%, Maturing December 29, 2022	925	925,290
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	1,195	945,837
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020	5,871	5,877,445
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022	299	299,375
Term Loan - Second Lien, 9.50%, Maturing June 25, 2023	400	401,333
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	336	334,867
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	824	795,319
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020	1,485	1,476,347
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	558	558,000
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	1,845	1,846,025
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	4,488	4,501,076
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022	589	585,685
Term Loan - Second Lien, 8.25%, Maturing July 1, 2023	550	547,250
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	5,185	5,055,942
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022	3,425	3,392,534
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	572	529,216
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	518	520,382
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	1,045	1,044,674
Term Loan, 5.25%, Maturing November 19, 2021	1,959	1,960,121
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	1,358	1,359,561
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	1,238	1,227,877

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020	580	$577,797
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	405	403,692
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	2,182	2,118,284
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	225	217,125
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	1,192	1,194,346
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	750	749,375
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	5,701	5,223,496
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	201	201,458
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	3,565	2,981,605
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	553	552,500
SS&C Technologies, Inc.
Term Loan, 4.00%, Maturing July 8, 2022	309	310,066
Term Loan, 4.00%, Maturing July 8, 2022	1,995	2,003,942
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	2,332	2,337,648
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	2,022	1,981,705
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	863	865,453
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	1,621	1,619,458
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	913	913,667
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	1,318	1,317,097
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	1,999	2,015,665

		$69,671,180

Financial Intermediaries — 4.6%
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	1,982	$1,964,658
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	1,525	1,505,937

10	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018		1,993	$1,998,946
First Data Corporation
Term Loan, 3.70%, Maturing March 24, 2018		4,961	4,932,679
Term Loan, 3.70%, Maturing September 24, 2018		1,875	1,865,040
Term Loan, 3.95%, Maturing July 8, 2022		750	752,812
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021		1,158	1,153,271
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020		1,327	1,328,361
Hamilton Lane Advisors, LLC
Term Loan, 4.25%, Maturing July 9, 2022		500	500,469
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021		756	751,652
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019		497	496,591
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020		437	435,371
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018		123	123,423
Term Loan, 6.25%, Maturing September 4, 2018		672	673,253
Term Loan, 6.25%, Maturing September 4, 2018		735	736,838
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018		1,201	1,204,400
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019		962	952,336
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		268	266,114
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020		627	628,192
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020		2,311	2,129,916

			$24,400,259

Food Products — 4.2%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		3,607	$3,614,646
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		1,261	1,262,072
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 2, 2022	EUR	705	778,015
Term Loan, 4.25%, Maturing July 2, 2022		2,115	2,110,565
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		903	902,735

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Products (continued)
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021	2,694	$2,638,490
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018	192	192,121
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018	1,271	1,272,613
High Liner Foods, Inc.
Term Loan, 4.25%, Maturing April 24, 2021	837	834,460
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018	862	861,825
Term Loan, 3.75%, Maturing September 18, 2020	1,544	1,544,079
Term Loan, 4.00%, Maturing October 30, 2022	675	675,840
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017	5,409	5,373,165
Post Holdings, Inc.
Term Loan, 3.75%, Maturing June 2, 2021	266	266,659

		$22,327,285

Food Service — 4.1%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 12, 2021	4,700	$4,707,121
Aramark Services, Inc.
Term Loan, 3.69%, Maturing July 26, 2016	74	73,555
Term Loan, 3.69%, Maturing July 26, 2016	134	132,324
ARG IH Corporation
Term Loan, 4.76%, Maturing November 15, 2020	266	266,816
CEC Entertainment, Inc.
Term Loan, 4.00%, Maturing February 14, 2021	714	693,148
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019	1,007	1,002,424
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	2,119	2,124,437
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018	1,641	1,624,708
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.25%, Maturing July 2, 2019	403	393,883
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020	269	264,780
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	4,863	4,870,133
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	6,752	5,272,087

		$21,425,416

11	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 3.6%
Albertsons, LLC
Term Loan, 5.38%, Maturing March 21, 2019	2,311	$2,311,951
Term Loan, 5.00%, Maturing August 25, 2019	3,169	3,170,731
Term Loan, 5.50%, Maturing August 25, 2021	893	894,582
New Albertsons, Inc.
Term Loan, 4.75%, Maturing June 27, 2021	4,709	4,692,128
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	1,450	1,464,500
Term Loan - Second Lien, 4.88%, Maturing June 21, 2021	1,500	1,505,391
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	4,754	4,754,115

		$18,793,398

Health Care — 15.8%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022	248	$249,335
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022	324	324,998
Akorn, Inc.
Term Loan, 5.50%, Maturing April 16, 2021	1,040	1,029,105
Albany Molecular Research, Inc.
Term Loan, 5.75%, Maturing July 16, 2021	700	700,875
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	1,721	1,723,909
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	1,208	1,203,223
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019	1,723	1,720,539
AmSurg Corp.
Term Loan, 3.50%, Maturing July 16, 2021	593	590,170
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing July 21, 2021	500	500,625
ATI Holdings, Inc.
Term Loan, 5.25%, Maturing December 20, 2019	933	929,849
Auris Luxembourg III S.a.r.l.
Term Loan, 4.25%, Maturing January 15, 2022	771	770,648
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020	1,013	931,500
Term Loan, 6.50%, Maturing July 31, 2020	1,688	1,552,500
BSN Medical, Inc.
Term Loan, 4.00%, Maturing August 28, 2019	569	564,611
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	3,034	2,730,483

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	33	$32,813
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	1,149	1,147,116
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	2,590	2,582,245
Term Loan, 4.00%, Maturing January 27, 2021	4,765	4,759,125
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	299	299,497
Convatec, Inc.
Term Loan, 4.25%, Maturing June 15, 2020	1,316	1,315,603
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	1,015	1,004,605
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	3,185	3,191,500
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	2,145	2,131,221
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	1,977	1,976,167
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	96	96,609
Term Loan, 4.25%, Maturing August 30, 2020	319	319,200
Global Healthcare Exchange, LLC
Term Loan, 5.50%, Maturing August 15, 2022	1,075	1,073,321
Greatbatch Ltd.
Term Loan, 5.25%, Maturing September 22, 2022	950	954,156
Horizon Pharma, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	1,222	1,142,512
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	1,600	1,605,599
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	987	917,503
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	2,007	2,006,091
Term Loan, 7.75%, Maturing May 15, 2018	2,378	2,373,577
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	4,389	4,337,794
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	1,481	1,479,387
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	4,439	4,444,993
Knowledge Universe Education, LLC
Term Loan, 6.00%, Maturing July 28, 2022	1,125	1,113,750
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	1,741	1,680,085

12	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	345	$343,436
Millennium Health, LLC
Term Loan, 5.25%, Maturing April 16, 2021	6,135	2,193,413
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	526	389,425
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	383	283,110
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	517	509,368
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	3,629	3,465,442
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	3,120	3,025,978
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	3,086	3,048,520
Physio-Control International, Inc.
Term Loan, 5.50%, Maturing June 6, 2022	450	443,812
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	987	989,271
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	1,914	1,913,522
RCHP, Inc.
Term Loan, 5.25%, Maturing April 23, 2019	2,203	2,182,756
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	1,082	1,082,477
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018	1,110	1,108,984
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	700	696,500
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	342	339,448
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021	1,141	1,084,306
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019	2,098	2,064,040
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019	788	788,134

		$83,458,781

Home Furnishings — 0.3%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	$1,461	$1,463,528

		$1,463,528

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 3.9%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		707	$691,559
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021		433	432,431
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		1,002	1,004,973
Filtration Group Corporation
Term Loan - Second Lien, 8.25%, Maturing November 21, 2021		262	261,652
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		3,199	3,007,372
Term Loan, 4.75%, Maturing July 30, 2020	EUR	392	406,142
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		2,754	2,705,176
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		430	423,279
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020		1,122	1,127,377
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		672	657,257
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		4,533	4,487,175
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		1,053	1,037,681
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		296	289,590
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		745	739,835
Terex Corporation
Term Loan, 3.50%, Maturing August 13, 2021	EUR	1,559	1,701,770
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		269	267,133
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021		332	331,276
Wittur GmbH
Term Loan, 6.00%, Maturing February 10, 2022	EUR	900	971,129

			$20,542,807

Insurance — 4.9%
Alliant Holdings I, Inc.
Term Loan, 4.50%, Maturing August 12, 2022		1,895	$1,878,075
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019		4,699	4,721,020

13	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022	750	$752,344
Term Loan - Second Lien, 10.00%, Maturing October 20, 2023	700	684,250
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019	4,003	3,831,784
Term Loan, 5.00%, Maturing August 4, 2022	5,087	4,822,713
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	2,300	2,080,350
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020	464	421,750
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019	858	677,938
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020(3)	1,000	670,000
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020	2,769	2,708,146
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	2,736	2,711,768

		$25,960,138

Leisure Goods / Activities / Movies — 5.8%
Ancestry.com, Inc.
Term Loan, 5.00%, Maturing August 17, 2022	1,525	$1,527,542
Aufinco Pty. Limited
Term Loan, 4.00%, Maturing May 29, 2020	464	463,442
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020	1,000	990,000
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019	3,225	3,226,587
Bright Horizons Family Solutions, Inc.
Term Loan, 3.75%, Maturing January 30, 2020	875	877,617
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	425	427,178
ClubCorp Club Operations, Inc.
Term Loan, 4.25%, Maturing July 24, 2020	2,928	2,930,425
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	941	941,365
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	285	284,195
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	137	136,629
Term Loan, 5.50%, Maturing May 8, 2021	1,060	1,058,875
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	2,520	2,520,827

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022		1,347	$1,340,944
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021		1,731	1,691,923
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019		1,167	1,168,313
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020		2,750	2,592,164
Sonifi Solutions, Inc.
Term Loan, 6.75%, (1.00% Cash, 5.75% PIK), Maturing March 28, 2018(3)		1,086	190,056
SRAM, LLC
Term Loan, 4.02%, Maturing April 10, 2020		1,680	1,587,234
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019		1,982	1,984,542
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020		1,177	741,337
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020		1,034	1,008,101
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020		2,820	2,786,438

			$30,475,734

Lodging and Casinos — 5.6%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017		388	$390,372
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021		3,346	3,277,857
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022		1,997	2,011,229
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		406	406,702
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(5)		978	897,674
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		796	796,850
Four Seasons Holdings, Inc.
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020		3,577	3,576,890
Gala Group Ltd.
Term Loan, 5.51%, Maturing May 27, 2018	GBP	3,125	4,824,613
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		136	136,478
Term Loan, 5.50%, Maturing November 21, 2019		317	318,448

14	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	4,364	$4,377,919
La Quinta Intermediate Holdings, LLC
Term Loan, 3.75%, Maturing April 14, 2021	780	774,222
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	2,431	2,430,022
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	323	322,726
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019	490	484,181
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020	3,586	3,513,284
Term Loan, 6.00%, Maturing October 1, 2021	844	826,094
Tropicana Entertainment, Inc.
Term Loan, 4.00%, Maturing November 27, 2020	368	366,581

		$29,732,142

Nonferrous Metals / Minerals — 2.7%
Alpha Natural Resources, LLC
DIP Loan, 10.00%, Maturing January 31, 2017	400	$382,000
Term Loan, 3.50%, Maturing May 22, 2020	2,557	1,131,676
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018	3,538	1,857,612
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	597	591,396
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	3,005	1,820,643
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 16, 2017	299	198,253
Term Loan, 7.50%, Maturing April 16, 2020	1,870	1,237,524
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	989	635,513
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022	2,643	2,592,778
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	1,394	1,331,428
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	2,125	1,939,063
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019(3)	500	308,400

		$14,026,286

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas — 5.2%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	1,125	$781,584
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020(3)	2,800	1,624,000
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	1,956	1,848,041
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	1,389	1,368,117
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	965	951,978
Crestwood Holdings, LLC
Term Loan, 7.00%, Maturing June 19, 2019	1,758	1,432,615
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	2,054	1,336,827
Energy Transfer Equity L.P.
Term Loan, 4.00%, Maturing December 2, 2019	395	384,220
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	1,030	913,792
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	1,700	643,450
Floatel International Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	2,197	1,334,870
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	7,301	6,882,488
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing May 2, 2016	69	68,165
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	842	332,392
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(5)	1,850	106,375
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	4,627	2,720,869
Seventy Seven Operating, LLC
Term Loan, 3.75%, Maturing June 25, 2021	518	433,760
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	35	22,628
Term Loan, 4.25%, Maturing December 16, 2020	94	60,673
Term Loan, 4.25%, Maturing December 16, 2020	679	436,160
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019(3)	204	135,870
Term Loan, 4.25%, Maturing October 1, 2019(3)	335	222,444
Term Loan, 4.25%, Maturing October 1, 2019(3)	2,524	1,678,722
Southcross Holdings Borrower L.P.
Term Loan, 6.00%, Maturing August 4, 2021	395	298,225

15	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022	260	$260,140
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	1,895	1,481,848

		$27,760,253

Publishing — 3.0%
682534 N.B., Inc.
Term Loan, 10.00%, Maturing October 1, 2020(3)	321	$256,873
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	1,749	1,751,086
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	5,384	3,616,369
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	1,580	1,581,640
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	3,907	3,374,352
McGraw-Hill Global Education Holdings, LLC
Term Loan, 4.75%, Maturing March 22, 2019	688	690,383
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	596	585,974
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	300	298,242
Penton Media, Inc.
Term Loan, 5.00%, Maturing October 3, 2019	608	604,717
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	1,667	1,659,073
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	1,426	1,413,545

		$15,832,254

Radio and Television — 4.1%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	414	$385,162
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	1,965	1,894,799
Block Communications, Inc.
Term Loan, 5.50%, Maturing November 7, 2021	223	223,585
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	4,137	3,529,220
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018	357	357,356

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021		245	$244,654
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022		681	669,071
iHeartCommunications, Inc.
Term Loan, 6.94%, Maturing January 30, 2019		1,132	951,125
Term Loan, 7.69%, Maturing July 30, 2019		364	309,408
Media General, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		1,332	1,330,374
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		631	629,061
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		715	713,365
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		840	836,061
Sinclair Television Group, Inc.
Term Loan, 3.00%, Maturing April 9, 2020		488	481,121
TWCC Holding Corp.
Term Loan, 5.75%, Maturing February 11, 2020		1,978	1,981,415
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		2,375	2,377,969
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		4,726	4,696,689

			$21,610,435

Retailers (Except Food and Drug) — 8.8%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		1,907	$1,526,452
B&M Retail Limited
Term Loan, 3.84%, Maturing May 21, 2019	GBP	350	532,029
Term Loan, 4.34%, Maturing April 28, 2020	GBP	275	421,025
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020		2,351	2,338,716
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020		4,852	4,844,686
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019		621	528,919
Dollar Tree, Inc.
Term Loan, 3.50%, Maturing July 6, 2022		2,899	2,907,287
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		653	561,269
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		1,052	1,057,025
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		2,857	2,131,663

16	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,811	$1,766,066
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		911	913,134
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		2,511	2,513,241
Term Loan, 4.00%, Maturing January 28, 2020		988	991,196
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		4,214	4,118,412
Party City Holdings, Inc.
Term Loan, 4.25%, Maturing August 19, 2022		2,700	2,699,439
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		462	462,515
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		2,153	2,150,944
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022		4,726	4,731,085
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		1,707	1,591,393
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		518	502,884
Pilot Travel Centers, LLC
Term Loan, 3.75%, Maturing October 3, 2021		1,473	1,481,822
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		493	487,575
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		2,574	2,544,190
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		778	725,669
Vivarte SA
Term Loan, 11.00%, (4.00% Cash, 7.00% PIK), Maturing October 29, 2019(6)	EUR	619	694,678
Term Loan, 5.00%, (1.25% Cash, 3.75% PIK), Maturing October 29, 2020(7)	EUR	935	714,526
Wilton Brands, LLC
Term Loan, 8.50%, Maturing August 30, 2018		517	503,185

			$46,441,025

Steel — 1.6%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 4.25%, Maturing June 30, 2019		8,993	$7,641,489
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017		669	651,826
Neenah Foundry Company
Term Loan, 6.76%, Maturing April 26, 2017		387	382,999

			$8,676,314

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Surface Transport — 0.7%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 11, 2018	1,751	$1,749,770
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 23, 2017(8)	48	47,782
Term Loan, 4.00%, Maturing July 31, 2022	109	109,133
Term Loan, 4.00%, Maturing July 31, 2022	343	342,147
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	1,551	1,326,426

		$3,575,258

Telecommunications — 4.0%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	7,550	$7,331,760
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	2,164	2,139,778
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	748	739,943
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	1,776	1,625,856
Term Loan, 4.00%, Maturing April 23, 2019	1,988	1,819,955
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	6,604	6,571,445
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	885	867,007

		$21,095,744

Utilities — 4.0%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020	1,026	$1,001,999
Term Loan, 3.25%, Maturing January 31, 2022	391	382,711
Calpine Corporation
Term Loan, 4.00%, Maturing October 9, 2019	800	802,251
Term Loan, 3.50%, Maturing May 27, 2022	3,167	3,136,712
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	947	944,716
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	445	444,494
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	867	868,717
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing June 19, 2016	1,725	1,726,078
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	109	106,219
Term Loan, 5.00%, Maturing December 19, 2021	2,448	2,395,957

17	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 7, 2022	200	$199,000
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	2,530	2,062,202
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 20, 2021	1,315	1,058,933
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	2,768	2,726,542
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	1,331	1,332,253
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	393	391,281
Term Loan - Second Lien, 8.50%, Maturing January 15, 2022	1,800	1,777,500

		$21,357,565

Total Senior Floating-Rate Loans (identified cost $792,979,692)		$751,340,200

Corporate Bonds & Notes — 9.9%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%
Aerojet Rocketdyne Holdings, Inc.
7.125%, 3/15/21	70	$73,937
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(9)	75	70,500
Orbital ATK, Inc.
5.25%, 10/1/21	45	46,575
TransDigm, Inc.
7.50%, 7/15/21	10	10,600
6.00%, 7/15/22	85	86,275
6.50%, 7/15/24	80	81,600

		$369,487

Automotive — 0.1%
American Axle & Manufacturing, Inc.
5.125%, 2/15/19	20	$20,375
FCA US, LLC/CG Co-Issuer, Inc.
8.25%, 6/15/21	200	215,000

Security	Principal Amount* (000’s omitted)	Value

Automotive (continued)
General Motors Financial Co., Inc.
4.75%, 8/15/17	70	$72,779
3.25%, 5/15/18	10	10,128
Navistar International Corp.
8.25%, 11/1/21	105	82,228
ZF North America Capital, Inc.
4.50%, 4/29/22(9)	150	151,593

		$552,103

Beverage and Tobacco — 0.1%
Constellation Brands, Inc.
6.00%, 5/1/22	105	$117,600
4.25%, 5/1/23	105	107,756

		$225,356

Brokerage / Securities Dealers / Investment Houses — 0.0%(10)
Alliance Data Systems Corp.
6.375%, 4/1/20(9)	55	$56,994

		$56,994

Building and Development — 0.2%
Builders FirstSource, Inc.
10.75%, 8/15/23(9)	35	$36,313
Building Materials Corp. of America
5.375%, 11/15/24(9)	75	77,531
6.00%, 10/15/25(9)	55	58,712
Greystar Real Estate Partners, LLC
8.25%, 12/1/22(9)	50	52,875
HD Supply, Inc.
7.50%, 7/15/20	110	117,700
5.25%, 12/15/21(9)	40	42,150
Hillman Group, Inc. (The)
6.375%, 7/15/22(9)	75	70,312
Nortek, Inc.
8.50%, 4/15/21	40	42,600
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(9)	120	123,600
TRI Pointe Holdings, Inc.
4.375%, 6/15/19	45	44,944
5.875%, 6/15/24	60	60,300
USG Corp.
5.875%, 11/1/21(9)	35	37,056
5.50%, 3/1/25(9)	5	5,163

		$769,256

18	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 0.1%
Acosta, Inc.
7.75%, 10/1/22(9)		140	$135,800
Audatex North America, Inc.
6.00%, 6/15/21(9)		70	70,753
FTI Consulting, Inc.
6.00%, 11/15/22		40	42,550
IMS Health, Inc.
6.00%, 11/1/20(9)		75	77,812
ServiceMaster Co., LLC (The)
7.45%, 8/15/27		45	46,238
United Rentals North America, Inc.
7.625%, 4/15/22		40	43,604
6.125%, 6/15/23		35	36,698

			$453,455

Cable and Satellite Television — 0.9%
AMC Networks, Inc.
7.75%, 7/15/21		45	$48,488
Cable One, Inc.
5.75%, 6/15/22(9)		30	30,825
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22		155	157,388
5.75%, 1/15/24		10	10,175
5.375%, 5/1/25(9)		95	94,287
CSC Holdings, LLC
5.25%, 6/1/24		10	8,820
DISH DBS Corp.
6.75%, 6/1/21		185	192,862
5.875%, 7/15/22		35	34,388
5.875%, 11/15/24		25	23,975
IAC/InterActiveCorp
4.875%, 11/30/18		55	56,719
Numericable-SFR SAS
4.875%, 5/15/19(9)		390	393,900
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(9)		1,000	1,031,550
Virgin Media Secured Finance PLC
5.375%, 4/15/21(9)		833	877,247
6.00%, 4/15/21(9)	GBP	855	1,398,008
5.50%, 1/15/25(9)		550	558,250

			$4,916,882

Security	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 0.8%
Hexion, Inc.
6.625%, 4/15/20	4,450	$3,793,625
Platform Specialty Products Corp.
6.50%, 2/1/22(9)	60	51,300
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/23(9)	15	15,862
Tronox Finance, LLC
6.375%, 8/15/20	130	93,236
7.50%, 3/15/22(9)	20	14,200
W.R. Grace & Co.
5.125%, 10/1/21(9)	30	31,275
5.625%, 10/1/24(9)	10	10,363

		$4,009,861

Commercial Services — 0.0%(10)
CEB, Inc.
5.625%, 6/15/23(9)	15	$15,281
ExamWorks Group, Inc.
5.625%, 4/15/23	35	36,532

		$51,813

Conglomerates — 0.0%(10)
Belden, Inc.
5.50%, 9/1/22(9)	20	$19,950
Spectrum Brands, Inc.
6.375%, 11/15/20	50	53,625
6.625%, 11/15/22	30	32,925
5.75%, 7/15/25(9)	70	74,987
TMS International Corp.
7.625%, 10/15/21(9)	45	41,400

		$222,887

Containers and Glass Products — 0.8%
Berry Plastics Corp.
6.00%, 10/15/22(9)	25	$26,250
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc.
5.625%, 12/15/16(9)	15	15,038
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23(9)	35	37,209
6.375%, 8/15/25(9)	15	16,003
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	3,875	4,039,688

		$4,134,188

19	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.1%
Alphabet Holding Co., Inc.
7.75%, 11/1/17(11)	235	$231,475

		$231,475

Distribution & Wholesale — 0.0%(10)
American Tire Distributors, Inc.
10.25%, 3/1/22(9)	85	$86,275

		$86,275

Diversified Financial Services — 0.0%(10)
Quicken Loans, Inc.
5.75%, 5/1/25(9)	35	$34,869

		$34,869

Drugs — 0.2%
AMAG Pharmaceuticals, Inc.
7.875%, 9/1/23(9)	40	$37,500
ConvaTec Finance International SA
8.25%, 1/15/19(9)(11)	200	200,250
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
6.375%, 8/1/23(9)	140	140,525
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(9)	200	180,500
7.50%, 7/15/21(9)	50	45,469
5.50%, 3/1/23(9)	30	25,350
5.875%, 5/15/23(9)	120	101,400
6.125%, 4/15/25(9)	110	92,812

		$823,806

Ecological Services and Equipment — 0.0%(10)
ADS Waste Holdings, Inc.
8.25%, 10/1/20	50	$52,750
Clean Harbors, Inc.
5.25%, 8/1/20	50	52,250
5.125%, 6/1/21	25	25,787
Covanta Holding Corp.
5.875%, 3/1/24	25	24,938

		$155,725

Electric Utilities — 0.0%(10)
Dynegy, Inc.
6.75%, 11/1/19	80	$80,200

Security	Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)
Dynegy, Inc. (continued)
7.375%, 11/1/22	65	$65,720
7.625%, 11/1/24	55	55,413

		$201,333

Electronics / Electrical — 0.2%
Alcatel-Lucent USA, Inc.
4.625%, 7/1/17(9)	35	$36,138
8.875%, 1/1/20(9)	260	282,100
Anixter, Inc.
5.50%, 3/1/23(9)	45	46,575
CommScope Holding Co., Inc.
6.625%, 6/1/20(9)(11)	55	57,406
Freescale Semiconductor, Inc.
6.00%, 1/15/22(9)	55	58,712
Infor (US), Inc.
5.75%, 8/15/20(9)	35	35,788
6.50%, 5/15/22(9)	50	47,500
Nuance Communications, Inc.
5.375%, 8/15/20(9)	120	123,000
Zebra Technologies Corp.
7.25%, 10/15/22	100	109,125

		$796,344

Equipment Leasing — 0.1%
International Lease Finance Corp.
6.75%, 9/1/16(9)	350	$363,708
7.125%, 9/1/18(9)	350	388,500

		$752,208

Financial Intermediaries — 0.3%
CIT Group, Inc.
5.50%, 2/15/19(9)	45	$47,925
5.375%, 5/15/20	10	10,813
First Data Corp.
6.75%, 11/1/20(9)	962	1,016,112
11.25%, 1/15/21	42	46,523
10.625%, 6/15/21	42	46,987
11.75%, 8/15/21	56	63,409
7.00%, 12/1/23(9)(12)	155	158,487
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
3.50%, 3/15/17	45	45,639
6.00%, 8/1/20	40	41,950

20	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
JPMorgan Chase & Co.
6.75% to 2/1/24, 1/29/49(13)		80	$86,900
Navient Corp.
5.50%, 1/15/19		140	139,475
5.00%, 10/26/20		25	23,469
5.875%, 10/25/24		30	26,888

			$1,754,577

Food Products — 1.0%
Dean Foods Co.
6.50%, 3/15/23(9)		45	$47,587
Iceland Bondco PLC
4.829%, 7/15/20(9)(14)	GBP	3,750	5,072,825
Pilgrim’s Pride Corp.
5.75%, 3/15/25(9)		50	51,250
Post Holdings, Inc.
6.75%, 12/1/21(9)		20	20,750
6.00%, 12/15/22(9)		35	35,306
7.75%, 3/15/24(9)		35	37,494
8.00%, 7/15/25(9)		15	16,313
WhiteWave Foods Co. (The)
5.375%, 10/1/22		25	26,875

			$5,308,400

Food Service — 0.0%(10)
Yum! Brands, Inc.
5.30%, 9/15/19		10	$10,450
3.75%, 11/1/21		15	14,159
3.875%, 11/1/23		5	4,526

			$29,135

Food / Drug Retailers — 0.0%(10)
Rite Aid Corp.
6.125%, 4/1/23(9)		115	$124,344

			$124,344

Health Care — 1.0%
Alere, Inc.
7.25%, 7/1/18		10	$10,463
6.50%, 6/15/20		35	36,313
6.375%, 7/1/23(9)		65	67,762
AmSurg Corp.
5.625%, 11/30/20		50	51,125
5.625%, 7/15/22		45	44,381

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Capsugel SA
7.00%, 5/15/19(9)(11)	25	$25,234
Centene Corp.
4.75%, 5/15/22	20	20,000
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	2,190	2,239,275
7.125%, 7/15/20	120	123,600
6.875%, 2/1/22	110	111,375
DJO Finco, Inc./DJO Finance, LLC/DJO Finance Corp.
8.125%, 6/15/21(9)	35	34,825
HCA Holdings, Inc.
6.25%, 2/15/21	85	93,287
HCA, Inc.
6.50%, 2/15/20	15	16,819
4.75%, 5/1/23	1,050	1,078,875
HealthSouth Corp.
5.75%, 11/1/24(9)	25	25,125
Hill-Rom Holdings, Inc.
5.75%, 9/1/23(9)	25	25,625
Hologic, Inc.
5.25%, 7/15/22(9)	70	73,325
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18	45	47,628
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC
4.875%, 4/15/20(9)	30	28,913
5.625%, 10/15/23(9)	85	80,325
5.50%, 4/15/25(9)	30	27,450
MPH Acquisition Holdings, LLC
6.625%, 4/1/22(9)	160	163,600
Opal Acquisition, Inc.
8.875%, 12/15/21(9)	60	53,550
Sterigenics-Nordion Holdings, LLC
6.50%, 5/15/23(9)	45	45,394
Surgical Care Affiliates, Inc.
6.00%, 4/1/23(9)	35	35,350
Teleflex, Inc.
5.25%, 6/15/24	20	20,550
Tenet Healthcare Corp.
6.00%, 10/1/20	55	59,675
4.375%, 10/1/21	600	601,500
8.125%, 4/1/22	105	111,562
6.75%, 6/15/23	25	25,094
WellCare Health Plans, Inc.
5.75%, 11/15/20	120	125,850

		$5,503,850

21	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Holding Company — Diversified — 0.0%(10)
Argos Merger Sub, Inc.
7.125%, 3/15/23(9)	80	$84,400
HRG Group, Inc.
7.875%, 7/15/19	70	74,463
7.875%, 7/15/19(9)	40	42,550

		$201,413

Home Furnishings — 0.0%(10)
Tempur Sealy International, Inc.
6.875%, 12/15/20	40	$43,000
5.625%, 10/15/23(9)	35	36,794

		$79,794

Industrial Equipment — 0.0%(10)
BlueLine Rental Finance Corp.
7.00%, 2/1/19(9)	50	$50,875
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(15)	63	32,301
Manitowoc Co., Inc. (The)
5.875%, 10/15/22	40	41,500
Vander Intermediate Holding II Corp.
9.75%, 2/1/19(9)(11)	55	47,850

		$172,526

Insurance — 0.1%
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19(9)(11)	45	$43,987
Hub International, Ltd.
7.875%, 10/1/21(9)	60	60,000
USI, Inc.
7.75%, 1/15/21(9)	100	100,625
Wayne Merger Sub, LLC
8.25%, 8/1/23(9)	40	39,950

		$244,562

Internet Software & Services — 0.0%(10)
Netflix, Inc.
5.50%, 2/15/22(9)	80	$84,800
5.875%, 2/15/25(9)	115	122,188

		$206,988

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 0.2%
Activision Blizzard, Inc.
6.125%, 9/15/23(9)	35	$38,194
National CineMedia, LLC
6.00%, 4/15/22	790	826,498
NCL Corp., Ltd.
5.00%, 2/15/18	30	30,525
5.25%, 11/15/19(9)	25	25,828
Regal Entertainment Group
5.75%, 3/15/22	30	31,087
Royal Caribbean Cruises, Ltd.
7.25%, 6/15/16	25	25,820
7.25%, 3/15/18	50	55,000
Sabre GLBL, Inc.
5.375%, 4/15/23(9)	25	25,500
Viking Cruises, Ltd.
8.50%, 10/15/22(9)	90	98,325
6.25%, 5/15/25(9)	40	39,500

		$1,196,277

Lodging and Casinos — 0.7%
Buffalo Thunder Development Authority
11.00%, 12/9/22(9)	224	$151,155
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(5)	2,100	1,706,250
9.00%, 2/15/20(5)	500	405,000
9.00%, 2/15/20(5)	1,175	950,281
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20	75	77,625
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21	110	116,053
MGM Resorts International
6.625%, 12/15/21	90	96,525
7.75%, 3/15/22	30	33,413
6.00%, 3/15/23	65	66,463
Station Casinos, LLC
7.50%, 3/1/21	55	58,988
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(5)(9)	310	179,412

		$3,841,165

Manufacturing — 0.0%(10)
Bombardier, Inc.
7.50%, 3/15/25(9)	40	$31,200

		$31,200

22	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.1%
Eldorado Gold Corp.
6.125%, 12/15/20(9)	120	$112,350
IAMGOLD Corp.
6.75%, 10/1/20(9)	65	49,400
Imperial Metals Corp.
7.00%, 3/15/19(9)	25	24,375
Kissner Milling Co., Ltd.
7.25%, 6/1/19(9)	95	96,781
New Gold, Inc.
6.25%, 11/15/22(9)	70	60,375
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20(9)	10	8,350
7.375%, 2/1/20	45	37,575

		$389,206

Oil and Gas — 0.7%
Antero Resources Corp.
6.00%, 12/1/20	15	$14,475
5.375%, 11/1/21	100	92,500
5.625%, 6/1/23(9)	30	27,750
Blue Racer Midstream, LLC/Blue Racer Finance Corp.
6.125%, 11/15/22(9)	35	32,900
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	70	50,750
Canbriam Energy, Inc.
9.75%, 11/15/19(9)	25	24,938
Chesapeake Energy Corp.
7.25%, 12/15/18	55	44,550
6.125%, 2/15/21	115	75,888
CITGO Petroleum Corp.
6.25%, 8/15/22(9)	700	689,500
Concho Resources, Inc.
5.50%, 4/1/23	240	242,400
CrownRock, L.P./CrownRock Finance, Inc.
7.125%, 4/15/21(9)	90	91,687
7.75%, 2/15/23(9)	60	62,100
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	130	128,375
Denbury Resources, Inc.
5.50%, 5/1/22	20	14,100
Endeavor Energy Resources, L.P./EER Finance, Inc.
7.00%, 8/15/21(9)	95	91,675
8.125%, 9/15/23(9)	25	25,188

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Energy Transfer Equity, L.P.
5.875%, 1/15/24	85	$82,771
EP Energy, LLC/Everest Acquisition Finance, Inc.
7.75%, 9/1/22	65	50,375
Gulfport Energy Corp.
7.75%, 11/1/20	175	174,125
6.625%, 5/1/23	60	55,200
Halcon Resources Corp.
8.625%, 2/1/20(9)	15	12,994
Laredo Petroleum, Inc.
7.375%, 5/1/22	20	19,850
Matador Resources Co.
6.875%, 4/15/23	40	40,300
Memorial Resource Development Corp.
5.875%, 7/1/22	120	113,700
Newfield Exploration Co.
5.625%, 7/1/24	120	120,000
Noble Energy, Inc.
5.625%, 5/1/21	60	60,911
5.875%, 6/1/22	85	85,734
Paramount Resources, Ltd.
6.875%, 6/30/23(9)	25	22,125
PBF Holding Co., LLC/PBF Finance Corp.
8.25%, 2/15/20	20	21,100
PBF Logistics, L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23(9)	45	42,075
Precision Drilling Corp.
6.50%, 12/15/21	5	4,375
RSP Permian, Inc.
6.625%, 10/1/22	80	79,600
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21	170	169,575
5.625%, 4/15/23	100	97,812
5.625%, 3/1/25(9)	100	96,250
Sabine Pass LNG, L.P.
6.50%, 11/1/20	100	101,250
Seven Generations Energy, Ltd.
8.25%, 5/15/20(9)	140	136,500
6.75%, 5/1/23(9)	60	54,900
Seventy Seven Energy, Inc.
6.50%, 7/15/22	35	10,763
SM Energy Co.
6.125%, 11/15/22	25	24,438
6.50%, 1/1/23	80	79,232

23	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sunoco, L.P./Sunoco Finance Corp.
6.375%, 4/1/23(9)	45	$45,562
Tesoro Corp.
5.375%, 10/1/22	90	91,687
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp.
5.50%, 10/15/19(9)	15	15,600
6.25%, 10/15/22(9)	35	36,575
Triangle USA Petroleum Corp.
6.75%, 7/15/22(9)	35	16,625
Williams Partners, L.P./ACMP Finance Corp.
4.875%, 3/15/24	10	9,019

		$3,679,799

Publishing — 0.1%
Laureate Education, Inc.
9.00%, 9/1/19(9)	565	$451,294
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance
9.75%, 4/1/21	145	159,500
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, 8/1/19(9)(11)	30	30,637
Tribune Media Co.
5.875%, 7/15/22(9)	60	61,800

		$703,231

Radio and Television — 0.4%
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	50	$51,688
Series B, 6.50%, 11/15/22	90	94,162
iHeartCommunications, Inc.
9.00%, 12/15/19	953	810,050
11.25%, 3/1/21	45	38,644
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(9)	35	36,444
Sirius XM Radio, Inc.
5.875%, 10/1/20(9)	25	26,638
6.00%, 7/15/24(9)	85	89,955
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	70	71,823
Univision Communications, Inc.
6.75%, 9/15/22(9)	746	790,760
5.125%, 5/15/23(9)	30	29,850

		$2,040,014

Security	Principal Amount* (000’s omitted)	Value

Real Estate Investment Trusts (REITs) — 0.0%(10)
Communications Sales & Leasing, Inc./CSL Capital LLC
8.25%, 10/15/23	10	$9,295
ESH Hospitality, Inc.
5.25%, 5/1/25(9)	30	30,261
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23	30	31,125

		$70,681

Retailers (Except Food and Drug) — 0.3%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(9)	65	$66,138
6.00%, 4/1/22(9)	125	131,000
Chinos Intermediate Holdings A, Inc.
7.75%, 5/1/19(9)(11)	35	12,075
Dollar Tree, Inc.
5.25%, 3/1/20(9)	45	47,137
5.75%, 3/1/23(9)	165	174,694
Hot Topic, Inc.
9.25%, 6/15/21(9)	150	145,500
L Brands, Inc.
6.875%, 11/1/35(9)	65	68,006
Levi Strauss & Co.
6.875%, 5/1/22	65	71,581
Michaels Stores, Inc.
5.875%, 12/15/20(9)	45	47,700
Murphy Oil USA, Inc.
6.00%, 8/15/23	135	143,100
Party City Holdings, Inc.
6.125%, 8/15/23(9)	65	67,275
Petco Holdings, Inc.
8.50%, 10/15/17(9)(11)	120	122,400
Radio Systems Corp.
8.375%, 11/1/19(9)	60	63,825
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	50	53,000
Vista Outdoor, Inc.
5.875%, 10/1/23(9)	35	36,663

		$1,250,094

24	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Road & Rail — 0.0%(10)
Florida East Coast Holdings Corp.
6.75%, 5/1/19(9)	25	$25,244
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(9)	35	35,175

		$60,419

Software and Services — 0.1%
IHS, Inc.
5.00%, 11/1/22	60	$60,825
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(9)(11)	65	56,509
Italics Merger Sub, Inc.
7.125%, 7/15/23(9)	45	44,752
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23(9)	65	68,413
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(9)	70	44,100

		$274,599

Steel — 0.0%(10)
ArcelorMittal
7.00%, 2/25/22	25	$23,875
JMC Steel Group, Inc.
8.25%, 3/15/18(9)	65	44,525

		$68,400

Surface Transport — 0.1%
Hertz Corp. (The)
6.25%, 10/15/22	65	$67,275
XPO Logistics, Inc.
7.875%, 9/1/19(9)	190	191,900
6.50%, 6/15/22(9)	70	62,737

		$321,912

Technology — 0.0%(10)
Micron Technology, Inc.
5.25%, 8/1/23(9)	50	$48,974
5.625%, 1/15/26(9)	25	23,563

		$72,537

Telecommunications — 0.7%
Avaya, Inc.
9.00%, 4/1/19(9)	45	$36,900
10.50%, 3/1/21(9)	365	143,439

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
CenturyLink, Inc.
6.75%, 12/1/23		50	$49,812
CommScope Technologies Finance, LLC
4.375%, 6/15/20(9)		60	61,050
CommScope, Inc.
6.00%, 6/15/25(9)		20	20,450
Frontier Communications Corp.
6.25%, 9/15/21		40	35,920
10.50%, 9/15/22(9)		15	15,600
7.625%, 4/15/24		30	27,000
6.875%, 1/15/25		45	39,053
11.00%, 9/15/25(9)		80	84,050
Intelsat Jackson Holdings SA
7.25%, 10/15/20		160	146,400
7.50%, 4/1/21		10	9,075
Intelsat Luxembourg SA
7.75%, 6/1/21		95	56,525
8.125%, 6/1/23		90	53,775
Level 3 Financing, Inc.
5.375%, 1/15/24(9)		25	25,375
Plantronics, Inc.
5.50%, 5/31/23(9)		55	56,100
SBA Telecommunications, Inc.
5.75%, 7/15/20		145	151,887
Sprint Communications, Inc.
7.00%, 8/15/20		655	609,150
6.00%, 11/15/22		5	4,285
Sprint Corp.
7.25%, 9/15/21		60	55,275
7.875%, 9/15/23		250	231,250
7.625%, 2/15/25		45	40,050
T-Mobile USA, Inc.
6.25%, 4/1/21		40	41,396
6.633%, 4/28/21		50	51,875
6.731%, 4/28/22		20	20,700
6.625%, 4/1/23		40	40,938
6.375%, 3/1/25		35	35,263
Wind Acquisition Finance SA
5.183%, 4/30/19(9)(14)	EUR	500	555,483
6.50%, 4/30/20(9)		475	502,906
3.951%, 7/15/20(9)(14)	EUR	475	522,347
Windstream Corp.
6.375%, 8/1/23		40	31,850
Windstream Services, LLC
7.75%, 10/1/21		80	69,375

			$3,824,554

25	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Utilities — 0.4%
AES Corp. (The)
5.50%, 3/15/24	25	$23,750
Air Medical Merger Sub Corp.
6.375%, 5/15/23(9)	45	41,175
Calpine Corp.
5.375%, 1/15/23	50	47,875
7.875%, 1/15/23(9)	1,930	2,081,987
5.75%, 1/15/25	15	14,269
TerraForm Global Operating, LLC
9.75%, 8/15/22(9)	25	22,500

		$2,231,556

Total Corporate Bonds & Notes (identified cost $55,640,002)		$52,525,550

Asset-Backed Securities — 6.7%

Security	Principal Amount (000’s omitted)	Value

ALM Loan Funding, Ltd. Series 2015-16A, Class D, 5.608%, 7/15/27(9)(14)	$1,000	$886,546
Apidos CLO XIX Series 2014-19A, Class E, 5.765%, 10/17/26(9)(14)	2,100	1,826,404
Apidos CLO XVII Series 2014-17A, Class B, 3.165%, 4/17/26(9)(14)	450	442,444
Series 2014-17A, Class C, 3.615%, 4/17/26(9)(14)	1,000	932,514
Series 2014-17A, Class D, 5.065%, 4/17/26(9)(14)	1,000	857,604
Apidos CLO XXI Series 2015-21A, Class D, 5.827%, 7/18/27(9)(14)	1,000	890,148
Ares CLO, Ltd. Series 2014-32A, Class D, 5.974%, 11/15/25(9)(14)	2,000	1,810,852
Series 2015-2A, Class E2, 5.524%, 7/29/26(9)(14)	1,000	871,648
Babson CLO, Ltd. Series 2013-IA, Class C, 3.017%, 4/20/25(9)(14)	450	438,420
Series 2013-IA, Class D, 3.817%, 4/20/25(9)(14)	350	326,826
Series 2013-IA, Class E, 4.717%, 4/20/25(9)(14)	225	196,351
Birchwood Park CLO, Ltd. Series 2014-1A, Class C1, 5.421%, 7/15/26(9)(14)	500	499,892
Series 2014-1A, Class E1, 3.421%, 7/15/26(9)(14)	500	428,261
Carlyle Global Market Strategies CLO, Ltd. Series 2014-4A, Class E, 5.521%, 10/15/26(9)(14)	2,000	1,767,836
Cent CLO, LP Series 2014-22A, Class D, 5.611%, 11/7/26(9)(14)	1,000	888,458
Centurion CDO IX Ltd. Series 2005-9A, Class D1, 5.065%, 7/17/19(9)(14)	750	723,246

Security	Principal Amount (000’s omitted)	Value

CIFC Funding, Ltd. Series 2013-2A, Class A3L, 2.965%, 4/21/25(9)(14)	$2,650	$2,550,557
Cumberland Park CLO, Ltd. Series 2015-2A, Class E, 5.272%, 7/20/26(9)(14)	1,600	1,344,569
Dryden XL Senior Loan Fund Series 2015-40A, Class E, 6.276%, 8/15/28(9)(14)	1,000	920,082
Dryden XXVIII Senior Loan Fund
Series 2013-28A, Class A3L, 3.021%, 8/15/25(9)(14)	1,500	1,469,608
Series 2013-28A, Class B1L, 3.521%, 8/15/25(9)(14)	640	575,313
Series 2013-28A, Class B2L, 4.221%, 8/15/25(9)(14)	430	362,024
Golub Capital Partners CLO, Ltd. Series 2015-23A, Class E, 5.75%, 5/5/27(9)(14)	2,000	1,700,967
Oak Hill Credit Partners VIII Ltd. Series 2013-8A, Class C, 3.017%, 4/20/25(9)(14)	400	390,320
Series 2013-8A, Class D, 3.817%, 4/20/25(9)(14)	450	427,340
Series 2015-11A, Class E, 10/20/28(9)(16)	1,000	924,319
Octagon Investment Partners XVI Ltd. Series 2013-1A, Class C1, 3.065%, 7/17/25(9)(14)	925	898,631
Series 2013-1A, Class D, 3.665%, 7/17/25(9)(14)	925	866,117
Series 2013-1A, Class E, 4.815%, 7/17/25(9)(14)	1,125	951,259
Series 2015-1A, Class E2, 6.786%, 7/15/27(9)(14)	2,000	1,980,853
Palmer Square CLO, Ltd. Series 2015-2A, Class D, 5.736%, 7/20/27(9)(14)	1,200	1,044,804
Race Point CLO, Ltd. Series 2012-7A, Class D, 4.561%, 11/8/24(9)(14)	1,750	1,716,522
Recette CLO, LLC Series 2015-1A, Class E, 6.115%, 10/20/27(9)(14)	1,000	883,779
Schiller Park CLO, Ltd. Series 2007-1A, Class D, 2.82%, 4/25/21(9)(14)	1,000	975,417
Ziggurat CLO, Ltd. Series 2014-1A, Class E, 5.321%, 10/17/26(9)(14)	2,000	1,643,288

Total Asset-Backed Securities (identified cost $37,062,421)		$35,413,219

Common Stocks — 0.7%

Security	Shares	Value

Aerospace and Defense — 0.0%(10)
IAP Global Services, LLC(3)(15)(17)	55	$45,525

		$45,525

Automotive — 0.1%
Dayco Products, LLC(3)(15)	18,702	$691,977

		$691,977

26	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Building and Development — 0.1%
Panolam Holdings Co.(3)(4)(17)	253	$220,118

		$220,118

Business Equipment and Services — 0.0%(10)
Education Management Corp.(3)(15)(17)	3,185,850	$0

		$0

Lodging and Casinos — 0.1%
Tropicana Entertainment, Inc.(15)(17)	35,670	$579,637

		$579,637

Publishing — 0.4%
ION Media Networks, Inc.(3)(15)	3,990	$1,577,526
MediaNews Group, Inc.(15)(17)	10,718	334,935
Nelson Educations, Ltd.(3)(17)	54,585	0

		$1,912,461

Total Common Stocks (identified cost $1,325,916)		$3,449,718

Convertible Preferred Stocks — 0.0%(10)

Security	Shares	Value

Business Equipment and Services — 0.0%(10)
Education Management Corp., Series A-1, 7.50%(3)(15)(17)	3,545	$47,609

Total Convertible Preferred Stocks (identified cost $250,194)		$47,609

Closed-End Funds — 2.0%

Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	99,936	$1,302,166
Invesco Senior Income Trust	483,234	2,000,589
Nuveen Credit Strategies Income Fund	365,228	2,943,738
Nuveen Floating Rate Income Fund	148,079	1,495,598
Nuveen Floating Rate Income Opportunity Fund	103,281	1,035,908
Voya Prime Rate Trust	396,676	2,007,181

Total Closed-End Funds (identified cost $12,168,732)		$10,785,180

Miscellaneous — 0.0%(10)

Security	Principal Amount/Shares	Value

Lodging and Casinos — 0.0%(10)
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(9)(17)	$99,528	$995

		$995

Oil and Gas — 0.0%(10)
SemGroup Corp., Escrow Certificate(3)(17)	540,000	$0

		$0

Total Miscellaneous (identified cost $0)		$995

Short-Term Investments — 1.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(18)	$5,963	$5,962,922

Total Short-Term Investments (identified cost $5,962,922)		$5,962,922

Total Investments — 162.6% (identified cost $905,389,879)		$859,525,393

Less Unfunded Loan Commitments — (0.0)%(10)		$(47,872)

Net Investments — 162.6% (identified cost $905,342,007)		$859,477,521

Other Assets, Less Liabilities — (37.8)%		$(199,608,951)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (24.8)%		$(131,307,857)

Net Assets Applicable to Common Shares — 100.0%		$528,560,713

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shareholders.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by

27	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Portfolio of Investments — continued

reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2015, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(4)	Restricted security (see Note 7).

(5)	Currently the issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Includes new money preferred shares that trade with the loan.

(7)	Includes Vivarte Class A preferred shares, Vivarte Class B ordinary shares and Luxco ordinary shares that trade with the loan.

(8)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $61,458,825 or 11.6% of the Trust’s net assets applicable to common shares.

(10)	Amount is less than 0.05% or (0.05)%, as applicable.

(11)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(12)	When-issued security.

(13)	Security converts to floating rate after the indicated fixed-rate coupon period.

(14)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	When-issued, variable rate security whose interest rate will be determined after October 31, 2015.

(17)	Non-income producing security.

(18)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	991,699	CAD	1,313,545	State Street Bank and Trust Company	11/30/15	$—	$(12,667)
USD	8,842,299	EUR	7,858,005	State Street Bank and Trust Company	11/30/15	198,347	—
USD	5,366,752	EUR	4,727,250	Goldman Sachs International	12/31/15	163,018	—
USD	6,228,205	EUR	5,556,631	HSBC Bank USA, N.A.	12/31/15	111,492	—
USD	11,076,314	GBP	7,305,794	Goldman Sachs International	12/31/15	—	(183,863)
USD	5,779,705	EUR	5,210,039	Goldman Sachs International	1/29/16	40,889	—
USD	4,793,375	GBP	3,143,836	HSBC Bank USA, N.A.	1/29/16	—	(51,724)

						$513,746	$(248,254)

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

28	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $899,379,085)	$853,514,599
Affiliated investment, at value (identified cost, $5,962,922)	5,962,922
Cash	1,695,730
Foreign currency, at value (identified cost, $7,601,913)	7,559,887
Interest and dividends receivable	4,005,110
Interest receivable from affiliated investment	1,419
Receivable for investments sold	8,290,028
Receivable for open forward foreign currency exchange contracts	513,746
Prepaid upfront fees on notes payable	21,548
Prepaid expenses	32,479
Total assets	$881,597,468

Liabilities
Notes payable	$208,000,000
Payable for investments purchased	11,435,837
Payable for when-issued securities	1,079,319
Payable for open forward foreign currency exchange contracts	248,254
Payable to affiliates:
Investment adviser fee	552,265
Trustees’ fees	4,112
Accrued expenses	409,111
Total liabilities	$221,728,898
Auction preferred shares (5,252 shares outstanding) at liquidation value plus cumulative unpaid dividends	$131,307,857
Net assets applicable to common shares	$528,560,713

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 36,841,535 shares issued and outstanding	$368,415
Additional paid-in capital	685,366,652
Accumulated net realized loss	(112,394,668)
Accumulated undistributed net investment income	926,624
Net unrealized depreciation	(45,706,310)
Net assets applicable to common shares	$528,560,713

Net Asset Value Per Common Share
($528,560,713 ÷ 36,841,535 common shares issued and outstanding)	$14.35

29	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income	$44,117,168
Dividends	593,571
Interest income allocated from affiliated investment	23,508
Expenses allocated from affiliated investment	(1,960)
Total investment income	$44,732,287

Expenses
Investment adviser fee	$6,680,722
Trustees’ fees and expenses	47,121
Custodian fee	338,920
Transfer and dividend disbursing agent fees	18,211
Legal and accounting services	194,673
Printing and postage	84,562
Interest expense and fees	2,341,333
Preferred shares service fee	165,505
Miscellaneous	133,529
Total expenses	$10,004,576
Deduct —
Reduction of custodian fee	$28
Total expense reductions	$28

Net expenses	$10,004,548

Net investment income	$34,727,739

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(5,430,208)
Investment transactions allocated from affiliated investment	26
Foreign currency and forward foreign currency exchange contract transactions	5,020,912
Net realized loss	$(409,270)
Change in unrealized appreciation (depreciation) —
Investments	$(34,919,480)
Foreign currency and forward foreign currency exchange contracts	(897,104)
Net change in unrealized appreciation (depreciation)	$(35,816,584)

Net realized and unrealized loss	$(36,225,854)

Distributions to preferred shareholders
From net investment income	$(210,986)

Net decrease in net assets from operations	$(1,709,101)

30	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$34,727,739	$34,064,215
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	(409,270)	1,884,452
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(35,816,584)	(17,131,014)
Distributions to preferred shareholders —
From net investment income	(210,986)	(151,177)
Net increase (decrease) in net assets from operations	$(1,709,101)	$18,666,476
Distributions to common shareholders —
From net investment income	$(34,557,360)	$(36,362,595)
Total distributions to common shareholders	$(34,557,360)	$(36,362,595)

Net decrease in net assets	$(36,266,461)	$(17,696,119)

Net Assets Applicable to Common Shares
At beginning of year	$564,827,174	$582,523,293
At end of year	$528,560,713	$564,827,174

Accumulated undistributed net investment income included in net assets
At end of year	$926,624	$53,512

31	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2015
Net decrease in net assets from operations	$(1,709,101)
Distributions to preferred shareholders	210,986
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(1,498,115)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(288,499,254)
Investments sold and principal repayments	280,725,917
Decrease in short-term investments, net	11,456,635
Net amortization/accretion of premium (discount)	(978,606)
Amortization of prepaid upfront fees on notes payable	33,452
Decrease in restricted cash	760,000
Increase in interest and dividends receivable	(7,496)
Decrease in interest receivable from affiliated investment	1,105
Decrease in receivable for open forward foreign currency exchange contracts	467,865
Decrease in prepaid expenses	2,639
Decrease in cash collateral due to broker	(760,000)
Increase in payable for open forward foreign currency exchange contracts	248,254
Decrease in payable to affiliate for investment adviser fee	(24,291)
Increase in payable to affiliate for Trustees’ fees	649
Increase in accrued expenses	32,226
Decrease in unfunded loan commitments	(1,393,481)
Net change in unrealized (appreciation) depreciation from investments	34,919,480
Net realized (gain) loss from investments	5,430,208
Net cash provided by operating activities	$40,917,187

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(34,557,360)
Cash distributions paid to preferred shareholders	(207,008)
Proceeds from notes payable	23,000,000
Repayments of notes payable	(25,000,000)
Payment of prepaid upfront fees on notes payable	(55,000)
Net cash used in financing activities	$(36,819,368)

Net increase in cash*	$4,097,819

Cash at beginning of year(1)	$5,157,798

Cash at end of year(1)	$9,255,617

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$2,359,901

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of ($42,363).

(1)	Balance includes foreign currency, at value.

32	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Financial Highlights

Selected data for a common share outstanding during the years stated

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year (Common shares)	$15.330	$15.810	$15.630	$14.910	$14.980

Income (Loss) From Operations
Net investment income(1)	$0.943	$0.925	$1.009	$1.097	$1.014
Net realized and unrealized gain (loss)	(0.979)	(0.414)	0.145	0.681	(0.013)
Distributions to preferred shareholders
From net investment income(1)	(0.006)	(0.004)	(0.006)	(0.006)	(0.009)

Total income (loss) from operations	$(0.042)	$0.507	$1.148	$1.772	$0.992

Less Distributions to Common Shareholders
From net investment income	$(0.938)	$(0.987)	$(1.038)	$(1.052)	$(1.062)

Total distributions to common shareholders	$(0.938)	$(0.987)	$(1.038)	$(1.052)	$(1.062)

Premium from common shares sold through shelf offering (see Note 6)(1)	$—	$—	$0.070	$—	$—

Net asset value — End of year (Common shares)	$14.350	$15.330	$15.810	$15.630	$14.910

Market value — End of year (Common shares)	$12.970	$14.050	$15.800	$16.250	$14.550

Total Investment Return on Net Asset Value(2)	0.15%	3.60%	7.98%	12.31%	6.69%

Total Investment Return on Market Value(2)	(1.24)%	(4.99)%	3.79%	19.66%	(0.28)%

Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$528,561	$564,827	$582,523	$528,465	$503,383
Ratios (as a percentage of average daily net assets applicable to common shares):(3)†
Expenses excluding interest and fees(4)	1.39%	1.36%	1.37%	1.38%	1.29%
Interest and fee expense(5)	0.42%	0.40%	0.40%	0.42%	0.44%
Total expenses	1.81%	1.76%	1.77%	1.80%	1.73%
Net investment income	6.27%	5.89%	6.38%	7.20%	6.69%
Portfolio Turnover	32%	35%	45%	54%	49%
Senior Securities:
Total notes payable outstanding (in 000’s)	$208,000	$210,000	$210,000	$175,000	$165,000
Asset coverage per $1,000 of notes payable(6)	$4,172	$4,315	$4,399	$4,770	$4,847
Total preferred shares outstanding	5,252	5,252	5,252	5,252	5,252
Asset coverage per preferred share(7)	$63,946	$66,374	$67,670	$68,133	$67,473
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to the notes payable, primarily incurred to redeem the Trust’s APS (see Note 9).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 256%, 265%, 271%, 273% and 270% at October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(8)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

33	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Financial Highlights — continued

	Year Ended October 31,
	2015	2014	2013	2012	2011
Expenses excluding interest and fees	0.86%	0.86%	0.87%	0.87%	0.83%
Interest and fee expense	0.26%	0.25%	0.25%	0.27%	0.28%
Total expenses	1.12%	1.11%	1.12%	1.14%	1.11%
Net investment income	3.90%	3.70%	4.06%	4.54%	4.28%

34	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third-party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that

35

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Notes to Financial Statements — continued

the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2015, the Trust had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

36

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Notes to Financial Statements — continued

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding as of October 31, 2015 is as follows:

APS Issued and Outstanding

Series A	1,313
Series B	1,313
Series C	1,313
Series D	1,313

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2015, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at October 31, 2015	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.18%	$53,357	0.16%	0.02–0.27
Series B	0.18	53,357	0.16	0.02–0.27
Series C	0.18	53,584	0.16	0.11–0.21
Series D	0.23	50,688	0.15	0.11–0.23

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of October 31, 2015.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book

37

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Notes to Financial Statements — continued

and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$34,768,346	$36,513,772

During the year ended October 31, 2015, accumulated undistributed net investment income was increased by $913,719, accumulated net realized loss was decreased by $913,810 and paid-in capital was decreased by $1,827,529 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization, accretion of market discount, tax straddle transactions, defaulted bond interest, investments in partnerships and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$939,644
Capital loss carryforwards and deferred capital losses	$(111,903,481)
Net unrealized depreciation	$(46,210,517)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, accretion of market discount, investments in partnerships and defaulted bond interest.

At October 31, 2015, the Trust, for federal income tax purposes, had capital loss carryforwards of $109,269,936 and deferred capital losses of $2,633,545, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($63,478,422), October 31, 2017 ($33,311,438), October 31, 2018 ($11,668,372) and October 31, 2019 ($811,704) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $2,633,545 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$905,846,215

Gross unrealized appreciation	$5,094,515
Gross unrealized depreciation	(51,463,209)

Net unrealized depreciation	$(46,368,694)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended October 31, 2015, the Trust’s investment adviser fee amounted to $6,680,722. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

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Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Notes to Financial Statements — continued

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $285,949,900 and $286,506,350, respectively, for the year ended October 31, 2015.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended October 31, 2015 and October 31, 2014.

Pursuant to a registration statement filed with the SEC and declared effective in 2012, the Trust is authorized to issue up to an additional 3,380,550 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended October 31, 2015 and October 31, 2014, there were no shares sold by the Trust pursuant to its shelf offering.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended October 31, 2015 and October 31, 2014.

7  Restricted Securities

At October 31, 2015, the Trust owned the following securities (representing less than 0.05% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	253	$139,024	$220,118

Total Restricted Securities			$139,024	$220,118

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $248,254. At October 31, 2015, there were no assets pledged by the Trust for such liability.

39

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Notes to Financial Statements — continued

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$513,746	$(248,254)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for assets and pledged by the Trust for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$203,907	$(183,863)	$—	$—	$20,044
HSBC Bank USA, N.A.	111,492	(51,724)	(59,768)	—	—
State Street Bank and Trust Company	198,347	(12,667)	(185,680)	—	—
	$513,746	$(248,254)	$(245,448)	$—	$20,044

40

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(183,863)	$183,863	$—	$—	$—
HSBC Bank USA, N.A.	(51,724)	51,724	—	—	—
State Street Bank and Trust Company	(12,667)	12,667	—	—	—
	$(248,254)	$248,254	$—	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$5,330,257	$(716,119)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $42,861,000.

9  Credit Agreement

The Trust has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $220 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 22, 2016, the Trust pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 24, 2015, the Trust paid an upfront fee of $55,000, which is being amortized to interest expense through March 22, 2016. The unamortized balance at October 31, 2015 is $21,548 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2015, the Trust had borrowings outstanding under the Agreement of $208,000,000 at an interest rate of 0.98%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2015 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2015. For the year ended October 31, 2015, the average borrowings under the Agreement and the average interest rate (excluding fees) were $205,654,795 and 0.96%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

41

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Notes to Financial Statements — continued

11  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$745,628,522	$5,663,806	$751,292,328
Corporate Bonds & Notes	—	52,493,249	32,301	52,525,550
Asset-Backed Securities	—	35,413,219	—	35,413,219
Common Stocks	579,637	334,935	2,535,146	3,449,718
Convertible Preferred Stocks	—	—	47,609	47,609
Closed-End Funds	10,785,180	—	—	10,785,180
Miscellaneous	—	995	0	995
Short-Term Investments	—	5,962,922	—	5,962,922

Total Investments	$11,364,817	$839,833,842	$8,278,862	$859,477,521
Forward Foreign Currency Exchange Contracts	$—	$513,746	$—	$513,746

Total	$11,364,817	$840,347,588	$8,278,862	$859,991,267

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(248,254)	$—	$(248,254)

Total	$—	$(248,254)	$—	$(248,254)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented.

At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

13  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of

42

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Notes to Financial Statements — continued

a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust is approximately $3,470,000 (equal to 0.66% of net assets applicable to common shares at October 31, 2015). The Trust cannot predict the outcome of these proceedings or the effect, if any, on the Trust’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Trust as incurred.

43

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Floating-Rate Trust as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

44

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Trust designates approximately $593,571, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

45

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 20, 2015. The following action was taken by the shareholders:

Item 1:  The election of George J. Gorman, Helen Frame Peters, Susan J. Sutherland and Harriett Tee Taggart as Class III Trustees of the Trust for a three-year term expiring in 2018. Ms. Peters was elected solely by APS shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
George J. Gorman	31,356,647	978,202
Susan J. Sutherland	31,240,485	1,094,364
Harriett Tee Taggart	31,235,360	1,099,489

Nominee for Trustee Elected by APS Shareholders	Number of Shares
	For	Withheld
Helen Frame Peters	3,416	209

46

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

47

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2015, Trust records indicate that there are 8 registered shareholders and approximately 20,612 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFR.

48

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2016. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class I Trustee	Until 2016. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2016. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2017. Trustee since 2003.

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

49

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters(A) 1948	Class III Trustee	Until 2018. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Class III Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class III Trustee	Until 2018. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2017. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	1996	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

50

Eaton Vance

Senior Floating-Rate Trust

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	APS Trustee

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Trust’s Board of Trustees has approved a share repurchase program authorizing the Trust to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. The Trust’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Trust’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

52

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2025    10.31.15

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2014 and October 31, 2015 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$89,997	$93,902
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,410	$16,387
All Other Fees(3)	$0	$0

Total	$106,407	$110,289

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2014 and October 31, 2015; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/14	10/31/15
Registrant	$16,410	$16,387
Eaton Vance(1)	$99,750	$46,000

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expect to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser to the Fund. Peter M. Campo, Scott H. Page and Craig P. Russ comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Mr. Campo is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since November 2003 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Russ is a Vice President of EVM, has been a portfolio manager of the Fund since November 2003 and is Co-Director of EVM’s Floating-Rate Loan Group. Messrs. Campo, Page and Russ have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing of this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Peter M. Campo
Registered Investment Companies	1	$867.9		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0

Scott H. Page
Registered Investment Companies	14	$25,109.1		0	$0
Other Pooled Investment Vehicles	11	$10,146.6	(1)	1	$4.9
Other Accounts	7	$3,459.9	(2)	0	$0

Craig P. Russ
Registered Investment Companies	10	$20,513.8		0	$0
Other Pooled Investment Vehicles	3	$7,070.1		0	$0
Other Accounts	7	$3,459.9	(2)	0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(2)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Trust
Peter M. Campo	None
Scott H. Page	$100,001 - $500,000
Craig P. Russ	$10,001 - $50,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date: December 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 11, 2015

By:	/s/ Scott H. Page
Scott H. Page
President

Date: December 11, 2015